MTM TECHNOLOGIES, INC.

AMENDMENT NO. 6
TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 6 (this "Amendment No. 6") to the Amended and Restated Registration Rights Agreement dated December 10, 2004, as amended by Amendment No. 1 on November 23, 2005, Amendment No. 2 on March 29, 2007, Amendment No. 3 on April 9, 2007, Amendment No. 4 on May 24, 2007, and Amendment No. 5 on July 25, 2007 (the “Registration Rights Agreement”), among (a) MTM Technologies, Inc., a New York corporation (the "Company"), (b) Steven Rothman, a natural person, (c) Howard Pavony, a natural person (Messrs. Rothman and Pavony collectively, the “ Executives ”), (d) FirstMark III L.P. and FirstMark III Offshore Partners, L.P., as successors-in-interest to Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P., (collectively, the “FirstMark Stockholders”), (e) Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC II Partners, LLC (collectively, the “Constellation Stockholders” and together with the FirstMark Stockholders, the “Investor Stockholders”) is entered into as of February 13, 2009. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Registration Rights Agreement.

Background

     WHEREAS, the Company has issued Subordinated Promissory Notes (the “Series A-9 Notes”) and Warrants to purchase up to 392,157 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-9 preferred stock (the “Series A-9 Warrants” and, together with the Series A-9 Notes, the “Series A-9 Agreements”) to the FirstMark Stockholders, dated as of February 28, 2008;

      WHEREAS, the Company has issued Subordinated Promissory Notes (the “Series A-10 Notes”) and Warrants to purchase up to 733,333 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-9 preferred stock (the “Series A-10 Warrants” and, together with the Series A-10 Notes, the “Series A-10 Agreements”) to the FirstMark Stockholders, dated as of June 11, 2008;

      WHEREAS, the Company has issued Subordinated Promissory Notes (the “Series A-11 Notes”) and Warrants to purchase up to 193,548 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-11 preferred stock (the “Series A-11 Warrants” and, together with the Series A-11 Notes, the “Series A-11 Agreements) to the Investor Stockholders, dated as of June 16, 2008;

      WHEREAS, the Company has issued Subordinated Promissory Notes (the “Series A-12 Notes”) and Warrants to purchase up to 137,931 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-12 preferred stock (the “Series A-12 Warrants” and, together with the Series A-12 Notes, the “Series A-12 Agreements,” and together with the Series A-9 Agreements, the Series A-10 Agreements, and the Series A-11 Agreements, the “Preferred Stock Agreements”) to the FirstMark Stockholders, dated as of February 11, 2009;

      WHEREAS, in connection with the Preferred Stock Agreements, the Investor Stockholders are entering into this Amendment No. 6 in order to amend the Registration Rights Agreement and to provide certain registration and other rights with respect to the Series A-9 Warrants, the Series A-10 Warrants, the Series A-11 Warrants and the Series A-12 Warrants; and

     WHEREAS, pursuant to Section 13(b) of the Registration Rights Agreement, this Amendment No. 6 requires the consent of the Company, a Pequot Majority in Interest and a Constellation Majority in Interest.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments.

	(a)	The following new recitals shall be added after the tenth recital to the Registration Rights Agreement as follows:

WHEREAS, in connection with the issuance of Subordinated Promissory Notes (the “Series A-9 Notes”) to FirstMark III L.P. and FirstMark III Offshore Partners, L.P., as successors-in-interest to Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (collectively, the “FirstMark Stockholders ”), dated as of February 28, 2008, the Company issued warrants to purchase up to 392,157 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-9 Preferred Stock (the “Series A-9 Warrants” and, together with the Series A-9 Notes, the “Series A-9 Agreements”) to the FirstMark Stockholders;

WHEREAS, in connection with the issuance of Subordinated Promissory Notes (the “Series A-10 Notes”) to the FirstMark Stockholders, dated as of June 11, 2008, the Company issued warrants to purchase up to 733,333 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-10 Preferred Stock (the “Series A-10 Warrants” and, together with the Series A-10 Notes, the “Series A-10 Agreements”) to the FirstMark Stockholders;

WHEREAS, in connection with the issuance of Subordinated Promissory Notes (the “Series A-11 Notes”) to the FirstMark Stockholders and Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC II Partners, LLC (collectively, the “ Constellation Stockholders”), dated as of June 16, 2008, the Company issued warrants to purchase up to 193,548 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-11 Preferred Stock (the “Series A-11 Warrants” and, together with the Series A-11 Notes, the “Series A-11 Agreements”) to the FirstMark Stockholders and the Constellation Stockholders;

WHEREAS, in connection with the issuance of Subordinated Promissory Notes (the “Series A-12 Notes”) to the FirstMark Stockholders, dated as of February 11, 2009, the Company issued warrants to purchase up to 137,931 shares (as such amount may be adjusted in accordance with the terms thereof) of the Company’s Series A-12 Preferred Stock (the “Series A-12 Warrants” and, together with the Series A-12 Notes, the “Series A-12 Agreements” and, together with the Series A-9 Agreements, the Series A-10 Agreement and the Series A-11 Agreements, the “Preferred Stock Agreements”);

WHEREAS, in connection with the transactions contemplated by the Preferred Stock Agreements, the Company and the Investor Stockholders are entering into this Amendment No. 6, in order to amend the Registration Rights Agreement and to provide certain registration and other rights with respect to the Common Stock held by or issuable to the Investor Stockholders pursuant to the Preferred Stock Agreements;

(c) The following definitions in Section 1 of the Registration Rights Agreement shall be amended in their entirety and replaced with the following:

(i)	“Investor Stockholders.” The FirstMark Stockholders and the Constellation Stockholders.

(iv)	“Series A Preferred Stock.” The Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock, Series A-6 Preferred Stock, Series A-7 Preferred Stock, Series A-8 Preferred Stock, Series A-9 Preferred Stock, Series A-10 Preferred Stock, Series A-11 Preferred Stock, and Series A-12 Preferred Stock, collectively.

(v)	“Shares.” All shares of Series A Preferred Stock issued to the Investor Stockholders, including those issued in accordance with the Initial Series A Purchase Agreement, the Purchase Agreement, the Series A-6 Purchase Agreement, the Series A-7 Purchase Agreement, the Series A-8 Purchase Agreement, the Series A-9 Agreements, the Series A-10 Agreements, the Series A-11 Agreements and the Series A-12 Agreements.

(vi)	“Warrants.” The Series A-1 Warrants, Series A-2 Warrants, Series A-3 Warrants, Series A-4 Warrants, the Series A-5 Warrants, the Series A-6 Warrants, the Series A-7 Warrants, the Series A-8 Warrants, the Series A - 9 Warrants, the Series A-10 Warrants, the Series A-11 Warrants and the Series A-12 Warrants issued to the Investor Stockholders.

(d)	The following definitions shall be added in alphabetical order to Section 1 of the Registration Rights Agreement:

	(i)	“FirstMark Stockholders.” FirstMark III L.P. and FirstMark III Offshore Partners, L.P., as successors-in- interest to Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P.

	(ii)	“FirstMark Majority in Interest.” The FirstMark Stockholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon conversion or exercise of the Shares and Warrants purchased by such FirstMark Stockholders in accordance with the Initial Series A Purchase Agreement, the Purchase Agreement, the Series A-6 Purchase Agreement, the Series A-7 Purchase Agreement, the Series A-8 Purchase Agreement, the Series A-9 Agreements, the Series A-10 Agreements, the Series A-11 Agreements and the Series A-12 Agreements.

	(iii)	“Series A-9 Preferred Stock” The Series A-9 Preferred Stock of the Company, par value $.001 per share.

(vii)	“Series A-9 Warrants” as defined in the recitals to this Amendment No. 6.

(iv)	“Series A-10 Preferred Stock” The Series A-10 Preferred Stock of the Company, par value $.001 per share.

(viii)	“Series A-10 Warrants” as defined in the recitals to this Amendment No. 6.

(v)	“Series A-11 Preferred Stock” The Series A-11 Preferred Stock of the Company, par value $.001 per share.

(ix)	“Series A-11 Warrants” as defined in the recitals to this Amendment No. 6.

(vi)	“Series A-12 Preferred Stock” The Series A-12 Preferred Stock of the Company, par value $.001 per share.

(x)	“Series A-12 Warrants” as defined in the recitals to this Amendment No. 6.

(e) The following definitions shall be deleted in their entirety from Section 1 of the Registration Rights Agreement:

(i)	“Pequot Stockholders.”

(ii)	“Pequot Majority in Interest.”

2.	Entire Agreement. This Amendment No. 6 and the Registration Rights Agreement are to be read together as one instrument. The Registration Rights Agreement shall remain in full force and effect, except as modified hereby.

3.	Governing Law. This Amendment No. 6 is made pursuant to, and shall be governed by and construed in accordance with, the laws of the State of New York, other than provisions thereof relating to conflicts of law.

4.	Counterparts. This Amendment No. 6 may be executed in any number of counterparts, each of which shall be considered an original and which shall together constitute one instrument.

5.	Headings. The titles and subtitles used in this Amendment No. 6 are used for convenience only and are not to be considered in construing or interpreting this Amendment No. 6.

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      IN WITNESS WHEREOF, the parties have executed this Amendment No. 6 as of the date first above written.

COMPANY:

MTM TECHNOLOGIES, INC.

	By:	/s/ Steven Stringer
Name: Steve Stringer Title: President and CEO

PEQUOT STOCKHOLDERS:

FIRSTMARK III L.P.

By:	FirstMark Capital, L.L.C. its Investment Manager

	By:	/s/ Gerald A. Poch
Name: Gerald A. Poch Title: Chairman and Managing Director

FIRSTMARK III OFFSHORE PARTNERS, L.P.

By:	FirstMark Capital, L.L.C. its Investment Manager

	By:	/s/ Gerald A. Poch
Name: Gerald A. Poch Title: Chairman and Managing Director

CONSTELLATION STOCKHOLDERS:

CONSTELLATION VENTURE CAPITAL II, L.P.

By:	Constellation Ventures Management II, LLC, Its General Partner

/s/ Tom Wasserman
Name: Tom Wasserman Title: Managing Director

CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P.:

By:	Constellation Ventures Management II, LLC, Its General Partner

	By:	/s/ Tom Wasserman
Name: Tom Wasserman Title: Managing Director

THE BSC EMPLOYEE FUND VI, L.P.

By:	Constellation Ventures Management II, LLC, Its General Partner

	By:	/s/ Tom Wasserman
Name: Tom Wasserman Title: Managing Director

CVC II PARTNERS, LLC

By:	The Bear Stearns Companies Inc., Its Managing Member

	By:	/s/ Tom Wasserman
Name: Tom Wasserman Title: Managing Director